UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019
NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, TX		77381
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: (281) 362-6800
_____________________________________________________
(Former name or former address, if changed since last report.)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	NR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
 Approval of the Newpark Resources, Inc. Amended and Restated 2015 Employee Equity Incentive Plan
On April 1, 2019, the Board of Directors of Newpark Resources, Inc. (the “Company”), subject to stockholder approval, approved the Newpark Resources, Inc. Amended and Restated 2015 Employee Equity Incentive Plan (the “A&R 2015 Plan”). The A&R 2015 Plan was also approved by the stockholders of the Company on May 23, 2019. The A&R 2015 Plan, among other things, (i) increases the number of shares available for issuance thereunder by 2,500,000 shares to a total of 12,300,000 shares and (ii) removes the fungible share counting provision.
The principal features of the A&R 2015 Plan are described in detail under “Proposal No. 3 Approval of the amendment and restatement of the 2015 Employee Equity Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the 2019 Annual Meeting of Stockholders filed by the Company with the Securities and Exchange Commission on April 4, 2019 (the “Proxy Statement”). The description of the principal features of the A&R 2015 Plan included in the Proxy Statement is incorporated herein by reference.
The foregoing description of the principal features of the A&R 2015 Plan is qualified in its entirety by reference to the full text of the A&R 2015 Plan, which is attached as Exhibit 10.1 to this Current Report Form 8-K and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 23, 2019, the following proposals were submitted to the stockholders of the Company at the Company’s 2019 Annual Meeting of Stockholders.

1.	The election of six director nominees to the Board of Directors;
2.	An advisory vote on named executive officer compensation;
3.	Approval of the amendment and restatement of the 2015 Employee Equity Incentive Plan;
4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2019.

The proposals are more fully described in the Company’s Proxy Statement. The following are the final vote results along with a brief description of each proposal.
Proposal 1: Election of Directors: the stockholders of the Company elected each of the following director nominees for a term that will continue until the 2019 Annual Meeting of Stockholders.

Director	Votes For	Withheld	Broker Non-Votes
Anthony J. Best	82,350,840	303,132	4,207,223
G. Stephen Finley	80,444,367	2,209,605	4,207,223
Paul L. Howes	82,353,003	300,969	4,207,223
Roderick A. Larson	81,137,176	1,516,796	4,207,223
John C. Mingé	80,898,217	1,755,755	4,207,223
Rose M. Robeson	82,093,852	560,120	4,207,223

Proposal 2: An advisory vote on named executive officer compensation: The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the named executive officers as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
76,785,505	3,480,186	2,388,281	4,207,223
Proposal 3: Approval of amending and restating the Company’s 2015 Employee Equity Incentive Plan: The stockholders of the Company approved the Amended and Restated 2015 Employee Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
76,706,646	3,684,763	2,262,563	4,207,223
Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm: The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2019.

For	Against	Abstain	Broker Non-Votes
85,947,328	902,949	10,918	4,207,223

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Newpark Resources, Inc. Amended and Restated 2015 Employee Equity Incentive Plan, incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed on May 23, 2019 (SEC File No. 333-231715).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated:	May 29, 2019	By:	/s/ Gregg S. Piontek
Gregg S. Piontek, Senior Vice President and Chief Financial Officer
(Principal Financial Officer)